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                                 EXHIBIT  23
                                 -----------

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------

TO FALCON PRODUCTS, INC.:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 2-98469, 33-15698, 33-46997 and 33-46998.




                                           /S/ ARTHUR ANDERSEN LLP

                                           ARTHUR ANDERSEN LLP

St. Louis, Missouri,
January 23, 1996